CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 21 TO PURCHASE AGREEMENT COM0041-16

This Amendment No.21 [COM0003-21] (the "Amendment No.21") dated as of February 8th, 2023 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Seller”) and HORIZON AIR INDUSTRIES, INC. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended and assigned from time to time (the "Purchase Agreement").

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 21 and the Purchase Agreement, this Amendment No. 21 shall control.

WHEREAS, Buyer has requested and Seller has agreed to postpone the Contractual Delivery Date of certain Option Aircraft.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. OPTION AIRCRAFT

The Attachment E to the Purchase Agreement is hereby deleted and replaced by the new Attachment E.

2. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 21 shall remain in full force and effect without any change.
3. COUNTERPARTS
This Amendment No. 21 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 21 may be signed and exchanged by e-mail attaching a copy of the signed Amendment No. 21 in portable document format with originals to follow by an internationally recognized courier, as applicable.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 21 to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:
Title:

Place: ______________________     Place: _____________________

COM0128-22
Amendment No.21 to PA COM0041-16

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)
[***]

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

COM0128-22
Amendment No.21 to PA COM0041-16, Attachment E

[***]

COM0128-22
Amendment No.21 to PA COM0041-16, Attachment E